[front cover]
                           J.P. Morgan Institutional
                            Large Cap Growth Fund

                              Semi-annual Report
                             November 30, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 8, 2001

Dear Shareholder,

    The volatility that rattled technology stocks rippled across many equity sectors, and made the six months ended November 30, 2000 a rough time for investors. For the period, the J.P. Morgan Institutional Large Cap Growth Fund had a total return of -14.79%.

    The Fund, however, was able to preserve capital to a greater degree than its benchmark, the Russell 1000 Growth Index, which had a total return of -17.32% for the six months ended November 30, 2000.

    The Fund's net asset value on November 30, 2000 was $15.61, decreasing from $18.32 per share at the start of the fiscal period. The Fund's net assets were approximately $5.3 million on November 30, 2000.

    This report includes an interview with Nadav Peles and James Russo, members of the portfolio management team for the J.P. Morgan Institutional Large Cap Growth Fund. Nadav and James discuss the equity market in detail, and explain the factors that influenced Fund performance during the period. They also provide insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at 800-766-7722.

Sincerely,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Manager Q&A                                                      3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    One way to look at performance is to review a fund's average annual total return. This calculation takes the fund's actual return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years, (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

PERFORMANCE

                                                                              AVERAGE ANNUAL
                                                   TOTAL RETURNS              TOTAL RETURNS
                                          ---------------------------      --------------------
                                               SIX            ONE                 SINCE
                                             MONTHS          YEAR               INCEPTION*
AS OF NOVEMBER 30, 2000
J.P. Morgan Institutional Large Cap
Growth Fund                                 (14.79)%         (9.98)%              2.87%
Frank Russell 1000 Growth Index             (17.32)%        (11.56)%              3.43%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Institutional Large Cap
Growth Fund                                  (9.05)%         20.88%              14.01%
Frank Russell 1000 Growth Index              (7.93)%         23.43%              16.85%

* Since the Fund's performance inception on December 30, 1998, it has provided a return of 2.83% through November 30, 2000. For the purpose of comparison, the "since inception" returns are calculated from December 31, 1998, the first date when data for the Fund and its benchmark were available.

   Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions, and reflect reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The Russell 1000 Growth Index is an unmanaged index used to measure performances of growth-oriented U.S. stocks. It does not include fees or operating expenses and is not available for actual investments.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Nadav Peles]

    Following is an interview with Nadav Peles, who with James Russo manages the J.P. Morgan Institutional Large Cap Growth Fund.

    Nadav Peles, vice president, is a portfolio manager for the U.S. Large Cap Active Equity Growth funds. A J.P. Morgan Investment Management employee for over seven years, Nadav joined as a member of the Capital Markets Research Group. In his prior assignment at Morgan, he worked on Quantitative Equity, studying the correlation between J.P. Morgan Investment Management equity analysts' forecasts, public forecasts, and equity returns. Nadav joined Morgan after completing a Ph.D. in finance at Columbia University and has undergraduate degrees in mathematics and computer science.

[photo of James Russo]

    James Russo, vice president, is a portfolio manager in J.P. Morgan Investment Management's Equity Group. A Morgan employee for the past six years, James previously served in the equity research group as an analyst covering consumer cyclical stocks. Prior to joining J.P. Morgan, he worked at the Dreyfus Corporation as a senior equity analyst following consumer-related industries. James holds a B.B.A. from Hofstra University and an M.B.A. from New York University's Stern School of Business. He is also the holder of a CFA designation.

WHAT DEVELOPMENTS HAVE SHAPED THE ENVIRONMENT FOR EQUITIES OVER THE PAST SIX MONTHS?

    There were a number, to be sure. On the macroeconomic front, we began to see increasingly hard evidence that the economy was slowing, and even though the price of energy increased markedly, there was little pick up in inflation. This suggested that the Federal Reserve was slowing the economy through higher rates

    This major development was both good and bad for equity investors. It was good in that it signaled that the Fed's tightening cycle was at an end and that growth could continue, if not at the extraordinarily rapid pace of 1999's fourth quarter and 2000's first. It was bad in the sense that it led investors to question the valuations and growth prospects of the very high p/e stocks, mainly in the tech and telecom sectors, that had driven the market for much of 1999 and the beginning of 2000.

    Faced with the almost assured prospect of slower growth, investors became more bearish and began shifting assets from "new economy" growth stocks to "old economy" value stocks, many of them cyclical names that had been beaten down during the tech run-up. As investors rotated from sector to sector in search of safety and returns, considerable volatility was injected into the marketplace.

IN THE PAST, VOLATILITY HAS ENCOURAGED SOME INVESTORS TO FLOCK TO LARGE CAPS AS A SAFE HAVEN. WAS THIS THE CASE DURING THE MOST RECENT ROUND OF VOLATILITY?

    Yes and no. Traditionally, if investors feared an economic slowdown and the accompanying end of the business cycle, they would shift away from cyclicals and move into companies whose growth prospects were not correlated with the business cycle.

   This flight to growth was more muted this time around, owing to a few factors. One was that the absolute spread in valuations between cyclicals and growth stocks was much greater during this period than ever before, particularly the spread to tech-related growth stocks. In the latter case, valuations had become so extreme that there wasn't much, if any, upside potential, and much downside, leading investors to look elsewhere for growth opportunities.

    Also, several large cap tech companies had grown so large that their fortunes were tied more to the movement of the general economy than they were in the past, when they could more or less set their own growth trajectory. In a way, they became much more cyclical and, as such, suffered proportionately as the economy began to slow. We saw this in almost daily revisions of earnings estimates and reports of tech companies failing to meet even reduced earnings expectations. This was particularly true of telecommunications equipment makers, notably producers of telephone handsets, and those companies tied to the PC industry.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

    In the end, investors settled for large cap growth companies with less heady, but more stable, growth prospects. Much of their attention rested on the pharmaceutical sector, which was perhaps the only true growth sector to do very well over this reporting period.

HOW DID YOU POSITION THE FUND OVER THIS PERIOD, AND WHY?

    During most of this period, we were overweight the more defensive pharmaceutical and consumer staples sectors, which had relatively low multiples, and were underweight technology, which we felt possessed multiples that were much higher than growth could sustain and thus were ripe for negative surprises. We also had good positioning in the hardware sector.

    Detracting somewhat from performance was a slight overweight in the declining telecommunications sector, and an underweight in industrial cyclicals, which did better than we expected over the period. We also didn't have any exposure to some of the smaller areas of the Russell 1000 Growth Index, such as utilities and finance, which did reasonably well during this period of time.

ON STOCK SELECTION, WHICH COMPANIES IN THE FUND DID PARTICULARLY WELL OVER THE PAST SIX MONTHS?

    One of our best performing stocks was Idec Pharmaceuticals, a bio-tech company that markets Retuxin, a highly successful drug used in the treatment of cancer. This year, we've seen extremes in the valuations of bio-tech companies, and it's been challenging to determine where and when to buy into the sector. We were helped in this regard by our pharmaceutical and bio-tech team, who recommended that we establish a conservative position when Idec was trading down.

    Another stock that performed well for us was Peoplesoft, a major player in human resources software. The company had a huge installed base of an aging software application that was past its prime. Owing largely to doubts about the application's future viability, Peoplesoft's stock was heavily beaten down during the recent tech sell-off. We took this opportunity to establish a fairly large position in the stock, as our analyst felt the company would be successful in rewriting its flagship product and marketing it as a next generation web-enabled platform. It did, and the company's stock appreciated handsomely.

WHAT DIDN'T WORK OUT AS WELL AS YOU HAD HOPED?

    We missed an opportunity with EMC, a leader in the development and marketing of high-end, advanced storage devices. We were overweight EMC for a long time, but grew concerned about increasing competition and the impact on EMC's high margin products. As a result, we went to a deep underweight during a period when the stock continued to outperform, which in turn detracted from the Fund's performance.

    A stock that underperformed in this period was Teradyne, which makes testing equipment for semi-conductor manufacturers. This stock has helped performance in the past, but suffered recently when observers began calling an end to the semi-conductor/capital equipment buildup.

HAVE YOU MADE ANY ACCOMMODATION TO INCREASED VOLATILITY IN THE MARKETPLACE?

    Yes. In an effort to reduce the overall risk of owning higher p/e stocks, we've diversified into more names and smaller positions. This reduces the impact that any given name can have on performance, while enabling us to benefit from big price movements by stocks that might not have shown up on our screens before.

LOOKING OUT OVER THE NEAR TERM, HOW DO YOU SEE THE MARKET DEVELOPING AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF IT?

    In our view, there will likely be a great deal of uncertainty in the market over the next quarter or two, a period that probably will continue to favor value stocks. In response, we have maintained a modestly negative momentum position relative to our index. We are also overweight some of the cable and media companies that we believe are slightly underrepresented in our benchmark index. We still have a relative overweight in oil services, which has been hit by slower than expected growth in oil-related infrastructure investments and deep sea exploration. For our part, we remain comfortable that these investments will come around over the next year or so. Finally, given our view that consumer spending will moderate or slow next year, we remain underweight in the retail sector.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Institutional Large Cap Growth Fund seeks to provide long-term growth from a portfolio of large cap stocks. It is designed for investors who want an actively managed portfolio of large cap stocks that seeks to outperform the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
    Inception Date: 12/30/1998
--------------------------------------------------------------------------------
    Fund Net Assets as of 11/30/2000: $5,274,815
--------------------------------------------------------------------------------
    Dividend Payable Dates:
      12/20/2000, 3/23/2001,
      6/22/2001, 9/14/2001,
      12/21/2001
--------------------------------------------------------------------------------
    Capital Gain Payable Dates
      (if applicable): 12/20/2000, 12/21/2001

EXPENSE RATIO

    The Fund's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of November 30, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Pharmaceuticals              18.7%
Computer Hardware            16.2%
Software & Services          14.3%
Industrial Cyclical          10.9%
Semiconductors               10.6%
Consumer Services             7.2%
Finance                       5.2%
Retail                        3.8%
Energy                        3.2%
Health Services & Systems     3.1%
Telecommunications            2.8%
Consumer Stable               2.3%
Utilities                     0.8%
Capital Markets               0.6%
Short-Term Investments        0.3%

LARGEST                            % OF TOTAL
EQUITY HOLDINGS                    INVESTMENTS
-----------------------------------------------
Cisco Systems Inc.                    6.5%
Intel Corp.                           5.6%
Pfizer, Inc.                          4.7%
Microsoft Corp.                       4.6%
General Electric Co.                  4.2%
Sun Microsystems, Inc.                2.9%
Lilly (Eli) & Co.                     2.5%
Pharmacia Corp.                       2.4%
Compaq Computer Corp.                 2.2%
Schering-Plough Corp.                 2.0%

Distributed by Funds Distributor, Inc. J.P. Morgan Investment Management Inc. serves as investment advisor. Shares of the Fund are not insured by the FDIC, are not bank deposits or other obligations of the financial institution and are not guaranteed by the financial institution. Shares of the fund are subject to investment risk, including possible loss of the principal invested.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other Fund data presented are based on current market conditions and are subject to change without notice.

Call J.P. Morgan Funds Services at (800) 766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read the prospectus carefully before investing.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                                                                             VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS - 99.7%
CAPITAL MARKETS - 0.6%
SECURITIES & ASSET MANAGEMENT - 0.6%
                 2,400  TD Waterhouse Group, Inc.(+)SHARES                    $     31,800
                                                                        ----------------------
COMPUTER HARDWARE - 16.2%
COMPUTER HARDWARE & BUSINESS MACHINES - 16.2%
                 7,200  Cisco Systems Inc.(+)                                      344,699
                 5,500  Compaq Computer Corp.                                      118,250
                 3,000  Dell Computer Corp.(+)                                      57,750
                 4,850  Quantum Corporate - Hard Disk Drive(+)                      42,438
                 6,500  Quantum Corp. - DLT & Storage Systems(+)                    87,750
                   700  Redback Networks Inc.(+)                                    48,869
                 2,000  Sun Microsystems, Inc.(+)                                  152,125
                                                                        ----------------------
                                                                                   851,881
                                                                        ----------------------
CONSUMER SERVICES - 7.2%
ENTERTAINMENT - 0.6%
                   600  Viacom, Inc. Cl B(+)                                        30,675
                                                                        ----------------------
MEDIA - 6.6%
                 6,640  AT&T Corp. - Liberty Media Group Cl A(+)                    90,055
                 1,649  Charter Communications, Inc.(+)                             32,568
                 1,900  Comcast Corp. Cl A(+)                                       73,031
                 1,600  News Corp. Ltd. (The) ADR(i)                                55,800
                 1,600  Time Warner Inc.                                            99,200
                                                                        ----------------------
                                                                                   350,654
                                                                        ----------------------
                                                                                   381,329
                                                                        ----------------------
CONSUMER STABLE - 2.4%
FOOD & BEVERAGE - 0.8%
                   900  PepsiCo, Inc.                                               40,838
                                                                        ----------------------
HOME PRODUCTS - 0.7%
                 1,100  Gillette Co.                                                37,263
                                                                        ----------------------
TOBACCO - 0.9%
                 1,200  Philip Morris Companies Inc.                                45,824
                                                                        ----------------------
                                                                                   123,925
                                                                        ----------------------
ENERGY - 3.2%
ENERGY RESERVES & PRODUCTION - 0.8%
                   700  Anadarko Petroleum Corp.                                    41,650
                                                                        ----------------------
OIL SERVICES - 2.4%
                 1,500  Cooper Cameron Corp.(+)                                     81,375
                   800  Diamond Offshore Drilling, Inc.                             24,150
                 2,100  Global Industries, Ltd.(+)                                  21,263
                                                                        ----------------------
                                                                                   126,788
                                                                        ----------------------
                                                                                   168,438
                                                                        ----------------------

Shares                                                                             VALUE
--------------------------------------------------------------------------------------------

FINANCE - 5.2%
BANKS - 1.0%
                 1,100  Citigroup Inc.                                        $     54,794
                                                                        ----------------------
FINANCIAL SERVICES - 4.2%
                 4,500  General Electric Co.                                       223,031
                                                                        ----------------------
                                                                                   277,825
                                                                        ----------------------
HEALTH SERVICES & SYSTEMS - 3.1%
MEDICAL PRODUCTS & SUPPLIES - 2.5%
                   500  Bard (C.R.), Inc.                                           24,625
                 1,300  Medtronic, Inc.                                             69,225
                   600  Waters Corp.(+)                                             38,588
                                                                        ----------------------
                                                                                   132,438
                                                                        ----------------------
MEDICAL PROVIDERS & SERVICES - 0.6%
                   800  Tenet Healthcare Corp.(+)                                   34,050
                                                                        ----------------------
                                                                                   166,488
                                                                        ----------------------
INDUSTRIAL CYCLICAL - 10.9%
CHEMICALS - 1.1%
                 1,700  Air Products & Chemicals, Inc.                             58,543
                                                                        ----------------------
ELECTRICAL EQUIPMENT - 8.3%
                 1,500  Advanced Fibre Communications, Inc.(+)                     38,813
                   400  CIENA Corp.(+)                                             30,375
                   600  Comverse Technology, Inc.(+)                               51,713
                   500   Corvis Corp.(+)                                           14,406
                   900  DSP Group, Inc.(+)                                         21,713
                 3,260  Lucent Technologies Inc.                                   50,734
                 1,400  Motorola, Inc.                                             28,088
                 1,300  Netro Corp.(+)                                             12,513
                   641  Nortel Networks Corp.                                      24,198
                   300  Oni Systems Corp.(+)                                       13,050
                   500  Sycamore Networks, Inc.(+)                                 20,719
                 1,500  Tellabs, Inc.(+)                                           79,499
                 1,700  Teradyne, Inc.(+)                                          51,106
                                                                        ----------------------
                                                                                   436,927
                                                                        ----------------------
INDUSTRIAL PARTS - 1.5%
                 1,500  Tyco International Ltd.(i)                                  79,124
                                                                        ----------------------
                                                                                   574,594
                                                                        ----------------------
PHARMACEUTICALS - 18.6%
DRUGS - 18.6%
                   400  Abgenix, Inc.(+)                                             19,525
                   300  Affymetrix, Inc.(+)                                          17,700
                 1,400  Alza Corp.(+)                                                62,125
                 1,300  Amgen Inc.(+)                                                82,713
                 1,400  Bristol-Myers Squibb Co.                                     97,038
                   200  Genentech, Inc.(+)                                           13,613

6   The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                     (Continued)
NOVEMBER 30, 2000

Shares                                                                             VALUE
--------------------------------------------------------------------------------------------
                   200  Human Genome Sciences, Inc.(+)                        $     12,438
                   100  IDEC Pharmaceuticals Corp.(+)                               17,406
                   600  Immunex Corp.(+)                                            22,313
                 1,400  Lilly (Eli) & Co.                                          131,162
                   500  Millennium Pharmaceuticals, Inc.(+)                         24,281
                 5,600  Pfizer, Inc.                                               248,149
                 2,100  Pharmacia Corp.                                            128,099
                 1,900  Schering-Plough Corp.                                      106,518
                                                                        ----------------------
                                                                                   983,080
                                                                        ----------------------
RETAIL - 3.9%
DEPARTMENT STORES - 2.8%
                 1,400  Target Corp.                                                42,088
                 2,000  Wal-Mart Stores, Inc.                                      104,374
                                                                        ----------------------
                                                                                   146,462
                                                                        ----------------------
GROCERY STORES - 0.6%
                   500  Safeway Inc.(+)                                             29,469
                                                                        ----------------------
SPECIALTY STORES - 0.5%
                   700  Grainger (W.W.), Inc.                                       25,594
                                                                        ----------------------
                                                                                   201,525
                                                                        ----------------------
SEMICONDUCTORS - 10.6%
SEMICONDUCTOR - 10.6%
                   700  Applied Materials, Inc.(+)                                  28,306
                 7,800  Intel Corp.                                                296,887
                   300  JDS Uniphase Corp.(+)                                       15,019
                 2,600  Lam Research Corp.(+)                                       39,000
                 1,000  Micron Technology, Inc.(+)                                  31,500
                   200  PMC-Sierra, Inc.(+)                                         18,438
                   200  SDL, Inc.(+)                                                36,350
                 1,800  Texas Instruments Inc.                                      67,163
                   800  Xilinx, Inc.(+)                                             31,200
                                                                        ----------------------
                                                                                   563,863
                                                                        ----------------------
SOFTWARE & SERVICES - 14.2%
COMPUTER SOFTWARE - 10.9%
                   800  Amdocs Ltd.(+)                                              43,300
                   200  Applera Corp.-Applied Biosystems Group                      16,525
                   400  BEA Systems, Inc.(+)                                        23,425
                 1,600  Entrust Technologies Inc.(+)                                24,600
                   300  International Business Machines Corp.                       28,050
                 1,900  J.D. Edwards & Co.(+)                                       48,213
                 4,200  Microsoft Corp.(+)                                         240,974
                 1,800  Oracle Corp.(+)                                             47,700
                 3,300  Parametric Technology Corp.(+)                              36,713
                   800  Peregrine Systems, Inc.(+)                                  13,000
                   580  Veritas Software Corp.(+)                                   56,586
                                                                        ----------------------
                                                                                   579,086
                                                                        ----------------------

Shares                                                                             VALUE
--------------------------------------------------------------------------------------------

INFORMATION SERVICES - 1.2%
                 1,000  Automatic Data Processing, Inc.                     $       65,999
                                                                        ----------------------
INTERNET - 2.1%
                   400  Akamai Technologies, Inc.(+)                                11,500
                 1,000  America Online, Inc.(+)                                     40,610
                 1,000  BroadVision, Inc.(+)                                        22,625
                   100  Juniper Networks, Inc.(+)                                   12,463
                 1,100  Portal Software, Inc.(+)                                     7,013
                 1,200  Vitria Technology, Inc.(+)                                  18,750
                                                                        ----------------------
                                                                                   112,961
                                                                        ----------------------
                                                                                   758,046
                                                                        ----------------------
TELECOMMUNICATIONS - 2.8%
TELEPHONE - 1.9%
                 1,100  Level 3 Communications, Inc.(+)                             29,563
                 1,910  Qwest Communications International Inc.(+)                  72,102
                                                                        ----------------------
                                                                                   101,665
                                                                        ----------------------
WIRELESS TELECOMMUNICATIONS - 0.9%
                 1,000  Nextel Partners, Inc. Cl A(+)                               16,125
                 1,400  Sprint Corp. PCS(+)                                         31,763
                                                                        ----------------------
                                                                                    47,888
                                                                        ----------------------
                                                                                   149,553
                                                                        ----------------------
UTILITIES - 0.8%
ELECTRICAL UTILITY - 0.8%
                 1,000  Dynegy Inc. Cl A                                            44,250
                                                                        ----------------------
TOTAL COMMON STOCKS                                                              5,276,597
                                                                        ----------------------
  (Cost $5,315,512)

SHORT-TERM INVESTMENTS - 0.3%
INVESTMENT COMPANIES - 0.3%
                 18,358  J.P. Morgan Institutional
                           Prime Money Market Fund(a)                       $       18,358
                                                                        ----------------------
  (Cost $18,358)
TOTAL INVESTMENT SECURITIES - 100.0%                                            $5,294,955
                                                                        ======================
  (Cost $5,333,870)

ADR - American Depositary Receipt
(a) Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
(i)  Foreign security
(+) Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.   7

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

ASSETS
Investments at Value (Cost $5,333,870)                              $5,294,955
Cash                                                                    10,595
Receivable for Expense Reimbursement                                     7,515
Dividend and Interest Receivable                                         1,728
Receivable for Investments Sold                                          1,396
                                                                   -------------
TOTAL ASSETS                                                         5,316,189
                                                                   -------------
LIABILITIES
Advisory Fee Payable                                                     2,423
Shareholder Servicing Fee Payable                                          485
Administrative Services Fee Payable                                        230
Accrued Expenses                                                        38,236
                                                                   -------------
TOTAL LIABILITIES                                                       41,374
                                                                   -------------
NET ASSETS
Applicable to 337,983 Shares Outstanding (par value
$0.001, unlimited share authorized)                                 $5,274,815
                                                                   =============
Net Asset Value, Offering and Redemption Price per Share                $15.61
                                                                   =============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $5,083,579
Accumulated Net Investment Loss                                        (8,447)
Accumulated Net Realized Gain on Investments                           238,598
Net Unrealized Depreciation on Investments                            (38,915)
                                                                   -------------
NET ASSETS                                                          $5,274,815
                                                                   =============

8     The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $64)            $   14,138
Dividend Income from Affiliated Investments (Includes
   Reimbursement from Affiliate of $36)                                 1,510
Interest Income                                                            70
                                                                   -------------
   Investment Income                                                   15,718
                                                                   -------------
EXPENSES
Professional Fee                                                       19,684
Advisory Fee                                                           16,086
Printing Expenses                                                       8,229
Custody Fee                                                             5,069
Shareholder Servicing Fee ()-- J.P. Morgan Institutional Shares         3,216
Administrative Service Fee                                              1,543
Miscellaneous                                                          16,778
                                                                   -------------
   Total Expenses                                                      70,605
Less: Reimbursement of Expenses                                      (46,440)
                                                                   -------------
   Net Expenses                                                        24,165
                                                                   -------------
NET INVESTMENT LOSS                                                   (8,447)
                                                                   -------------
REALIZED AND UNREALIZED LOSS
NET REALIZED LOSS ON INVESTMENT TRANSACTIONS                         (145,688)
                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  ON INVESTMENT TRANSACTIONS                                         (761,604)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(915,739)
                                                                   =============

The Accompanying Notes are an Integral Part of the Financial Statements.    9

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30 (UNAUDITED) AND
THE YEAR ENDED MAY 31, 2000

INCREASE (DECREASE) IN NET ASSETS
                                                         NOVEMBER 30, 2000      MAY 31, 2000
FROM OPERATIONS
Net Investment Income (Loss)                                $   (8,447)            $      218
Net Realized Gain (Loss) on Investments                       (145,688)               394,234
Net Change in Unrealized Appreciation
  (Depreciation) on Investments                               (761,604)               534,656
                                                        ------------------   ------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                (915,739)               929,108
                                                        ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                              -                    (218)
In Excess of Net Investment Income                                 -                  (4,102)
Net Realized Gains                                                 -                 (78,659)
                                                        ------------------   ------------------
   Total Distributions to Shareholders                             -                 (82,979)
                                                        ------------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Reinvestment of Distributions                                      -                   82,979
                                                        ------------------   ------------------
   Total Increase (Decrease) in Net Assets                    (915,739)               929,108
                                                        ------------------   ------------------
NET ASSETS
Beginning of Period                                           6,190,554             5,261,446
                                                        ------------------   ------------------
End of Period                                                $5,274,815            $6,190,554
                                                        ==================   ==================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Reinvestment of Distributions                                      -                    4,610
                                                        ==================   ==================

10    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD IS AS FOLLOWS:

                                                                                                      FOR THE PERIOD
                                                                 FOR THE                             DECEMBER 31, 1998
                                                            SIX MONTHS ENDED          FOR THE        (COMMENCEMENT OF
                                                            NOVEMBER 30, 2000       YEAR ENDED      OPERATIONS) THROUGH
                                                               (UNAUDITED)         MAY 31, 2000        MAY 31, 1999
                                                         ---------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                   $18.32               $15.78               $15.00
                                                         ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                     (0.02)                 0.01                   -
Net Realized and Unrealized Gain (Loss) on Investments           (2.69)                 2.78                 0.78
                                                         ---------------------------------------------------------------
Total from Investment Operations                                 (2.71)                 2.79                 0.78
                                                         ---------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                              -                  (0.00)(c)                -
         In Excess of Net Investment Income                        -                   (0.01)                  -
         Net Realized Gains                                        -                   (0.24)                  -
                                                         ---------------------------------------------------------------
Total Distributions to Shareholders                                -                   (0.25)                  -
                                                         ---------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD                         $15.61                $18.32               $15.78
                                                         ===============================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                   (14.79)%(a)             17.70%              5.20%(a)
Net Assets, End of Period (in thousands)                          $5,275               $6,191              $5,261
Ratios to Average Net Assets
   Net Expenses                                                   0.75%(b)               0.75%             0.75%(b)
   Net Investment Income                                         (0.26)%(b)           (0.00)%(d)          (0.03)%(b)
   Expenses Without Reimbursement                                 2.19%(b)              2.30%              4.01%(b)
Portfolio Turnover                                                  36%                  66%                  35%

(a)  Not annualized
(b)  Annualized
(c)  Less than $0.005
(d)  Less than 0.005%


The Accompanying Notes are an Integral Part of the Financial Statements.    11

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization--J.P. Morgan Institutional Large Cap Growth Fund (the "Fund''), registered as J.P. Morgan Large Cap Growth Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "Trust"), which was organized on August 15, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, Institutional Shares and Select Shares. The investment objective is to provide long-term growth from a portfolio of large cap stocks. Currently, the Fund only offers Institutional Shares. The Fund commenced operations on December 30, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

     Security Valuations--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities, with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Security Transactions--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    Distributions to Shareholders--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    Advisory--The Trust, on behalf of the Fund, has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Fund pays JPMIM at an annual rate of 0.50% of the Fund's average daily net assets.

    The Fund may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Fund investment in an affiliated money market fund. The amount listed on the Statement of Operations as Dividend Income from Affiliated Investments is the amount the Fund earned.

    Administrative Services--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Trust. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Distributor, Inc. The portion of this charge payable by the Trust is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Fund, exceed 0.75% of the Fund's average daily net assets through September 30, 2001.

    Administration--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    Shareholder Servicing--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.

    Fund Services-- The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    Trustees--Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $8.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    During the six months ended November 30, 2000, the Fund purchased $2,249,830 of investment securities and sold $2,257,057 of investment securities other than U.S. government securities and short-term investments. There were no purchases or sales of U.S. government securities.

--------------------------------------------------------------------------------
4. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Fund's adviser, J.P. Morgan Investment Management, Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Fund's adviser.

NOTES
--------------------------------------------------------------------------------

[back cover]


J.P. MORGAN INSTITUTIONAL FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Treasury Money Market Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Large Cap Growth Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Market Neutral Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Aware Disciplined Equity Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       SmartIndex(tm) Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan
           Institutional Funds, call J.P.
           Morgan  Funds Services at (800) 766-7722.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                     MAILING
500 Stanton Christiana Road                                     INFORMATION
Newark, Delaware 19713-2107

IN-SAN-24254   0101